RBC Global Asset Management RBC Global Equity Funds Prospectus April 19, 2022 RBC Emerging Markets Value Equity Fund Class A: REVAX As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
This Prospectus describes the RBC Emerging Markets Value Equity Fund (the “Fund”) offered by RBC Funds Trust. Carefully review this important section, which summarizes the Fund’s investment objectives, principal investment strategies and risks, past performance, and fees.	1	RBC Emerging Markets Value Equity Fund

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
	9	Investment Objectives
	9	Principal Investment Strategies
	10	Investing for Temporary Defensive Purposes
	10	Principal Risks
	15	Additional Risks

Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and is sub‑advised by RBC Global Asset Management (UK) Limited (the “Sub‑Advisor”).	18 20 21	Investment Advisor Investment Sub‑Advisor Portfolio Manager

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	22	Pricing of Fund Shares
	24	Investment Minimums
	25	Additional Policies About Transactions
	27	Instructions for Opening an Account
	28	Instructions for Purchasing and Adding to Your Shares
	29	Automatic Investment Plan
	29	Dividends and Distributions and Directed Dividend Option
	30	Selling Your Shares
	31	Instructions for Selling Shares (Redemptions)
	32	Additional Policies on Selling Shares (Redemptions)
	34	Exchanging Your Shares
	35	Additional Policies on Exchanges

Table of Contents

35	Additional Shareholder Services
36	Market Timing and Excessive Trading
38	Disclosure of Portfolio Holdings
38	Distribution Arrangements/Sales Charges
41	Distribution and Service (12b‑1) Fees
42	Shareholder Servicing Plan
42	Dividends, Distributions and Taxes
44	Organizational Structure

Financial Highlights
45

Privacy Policy

Back Cover
Where to Learn More About the Fund

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Fund Summary	RBC Emerging Markets Value Equity Fund

Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the RBC Funds. More information about these and other discounts is available from your financial intermediary and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” on page 38 of this Prospectus.

Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None [1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b‑1) Fees	0.25%
Other Expenses[2]	35.69%

Total Annual Fund Operating Expenses	36.74%
Fee Waiver and/or Expense Reimbursement[3]	(35.54)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.20%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2	“Other Expenses” are based on estimated amounts for the current fiscal year.

3	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.20% of the Fund’s average daily net assets. This expense limitation agreement is in place until July 31, 2023 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods

Fund Summary	RBC Emerging Markets Value Equity Fund

indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A
One Year	$690
Three Years	$5,306
Five Years	$8,088
Ten Years	$10,156
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied economically to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, or a minimum of 50% of the issuer’s assets are within the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Advisor uses a disciplined, bottom‑up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. The Fund normally invests for the long-term, but may sell a security at any time the Advisor considers the security to be overvalued or otherwise unfavorable.
The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, equity linked participation notes, warrants and rights.

Fund Summary	RBC Emerging Markets Value Equity Fund

The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in non‑U.S. countries worldwide (e.g. stocks of a Brazilian construction company issued in Brazilian Real).
The Fund may invest up to 20% of its assets in exchange-traded funds (ETFs) to seek performance that corresponds to its benchmark index, particularly in emerging markets where it is otherwise difficult to gain access. As part of the investment process, the Sub‑Advisor takes environmental, social and governance (“ESG”) factors into account through an integrated approach within the investment team’s fundamental investment analysis framework.
ESG integration is defined by the Sub-Advisor as the systematic and explicit inclusion of material ESG factors into investment analysis and investment decisions by the Sub-Advisor. The Sub-Advisor’s ESG analysis framework focuses on the economic activities and operational conduct of all equity investments, and considers a range of ESG factors including, but not limited to, corporate governance, employee health and safety, human rights, and environmental management. ESG factors are used as part of the investment analysis for all equity holdings and inform the Sub-Advisor’s opinion on ESG risk levels and whether an investment’s business model appropriately embeds sustainability and ESG considerations. Companies with business models that have “very high” ESG risks are restricted from investment because the Sub-Advisor views such investments as unlikely to be sustainable in the long term.
The Sub-Advisor’s ESG integration approach includes proprietary ESG checklists, internal research, analysis and discussion, and ESG data from third party providers.
ESG engagement is defined by the Sub-Advisor as the interactions between the Sub-Advisor and current or potential investees (which may be companies and/or other stakeholders of relevance to the investees on ESG issues). ESG engagements are undertaken to gain insight and/or influence (or identify the need to influence) involving ESG practices and/or improve ESG disclosure, to the extent possible. The Sub-Advisor undertakes engagement activities on an on-going basis. The Sub-Advisor also votes all proxies in accordance with its fiduciary duty.
Principal Risks
The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By

Fund Summary	RBC Emerging Markets Value Equity Fund

itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
Equity Market Risk.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.
Emerging Markets Risk.    The Fund primarily invests in emerging markets. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.
Foreign Risk.    Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscation of assets and property and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Currency Risk.    Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
ETF Risk.    Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF. The price movement of an ETF may not track the Fund’s benchmark index and may result in a loss.
Liquidity Risk.    The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be

Fund Summary	RBC Emerging Markets Value Equity Fund

unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.
Valuation Risk.    The Fund’s assets are composed mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.
Value Investing Risk.    Value stocks may not increase in price as anticipated by the Advisor if they fall out of favor with investors or the markets favor faster-growing companies.
Custodial Risk.    The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub‑custodians, in circumstances where the use of such sub‑custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
Market Risk.    The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
Active Management Risk.    The Fund is actively managed and its performance therefore will reflect in part the Sub‑Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance of the Fund’s Class I shares from year to year and by showing how the Fund’s Class I shares average annual total returns (before and after taxes) compare with those of a broad-based securities index. No performance is shown for the Fund’s Class A shares because the Class A Shares had not commenced operations prior to the date of this prospectus. The performance of the Fund’s Class I shares is shown, as opposed to the performance of the Fund’s Class R6 shares, since the Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement of the Fund’s Class I shares are closer to that of the Fund’s Class A shares than that of the Fund’s Class R6 shares. The returns for Class A shares may be different than the returns of

Fund Summary	RBC Emerging Markets Value Equity Fund

Class I shares shown in the bar chart and performance table because fees and expenses of the two classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1‑800‑422‑2766.
Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
Best quarter:	Q4	2020	26.58%
Worst quarter:	Q1	2020	(27.70)%

The year‑to‑date return of Class I shares as of March 31, 2022 was (7.46)%.
Performance Table
The table below shows after‑tax returns for Class I shares. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold Fund shares through tax‑deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of Class I is February 9, 2018.

Average Annual Total Returns (for the periods ended December 31, 2021)
	Past Year	Since Inception
Class I Before Taxes	3.51%	3.78%
Class I After Taxes on Distributions	(0.70)%	2.23%
Class I After Taxes on Distributions and Sale of Shares	2.85%	2.46%
MSCI Emerging Markets Net Total Return USD Index (reflects no deduction for fees, expenses or taxes; inception calculated from February 9, 2018)	(2.54)%	4.38%

Fund Summary	RBC Emerging Markets Value Equity Fund

Investment Advisor
RBC Global Asset Management (U.S.) Inc.
Investment Sub‑Advisor
RBC Global Asset Management (UK) Limited
Portfolio Manager
The following individual is primarily responsible for the day‑to‑day management of the Fund’s portfolio:

•	Laurence Bensafi, Senior Portfolio Manager, Deputy Head, Emerging Markets Equity of the Sub‑Adviser, has been the Portfolio Manager of the Fund since 2018.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 8 of this Prospectus.

Important Additional Information

Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Fund by phone (1‑800‑422‑2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The following table provides the Fund’s minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:

$1,000 ($250 for IRA)
Minimum Subsequent Investment:

None

1	For more information about Institutional Investors and Eligible Investors see “Additional Policies About Transactions” on page 25 in this Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objectives
The Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non‑fundamental and may be changed by the Board of Trustees (“Board”) without shareholder approval.
Principal Investment Strategies
The information below describes in greater detail the Fund’s principal investment strategies. The Fund will provide shareholders with at least 60 days’ prior notice of any changes in its 80% investment policy. A full discussion of all permissible investments can be found in the Fund’s Statement of Additional Information (“SAI”).
RBC Emerging Markets Value Equity Fund.    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities tied economically to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, or a minimum of 50% of the issuer’s assets are within the economies of emerging market countries. In determining whether a country is emerging or developed, the Fund may consider (i) classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies); (ii) classifications by the Fund’s benchmark index; and (iii) the International Monetary Fund’s definition and list of developing and emerging market countries.
The Advisor uses a disciplined, bottom‑up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, near-term profitability improvement potential, financial strength, management strength and low valuation. The Fund normally invests for the long-term, but may sell a security at any time the Advisor considers the security to be overvalued or otherwise unfavorable.
The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, equity linked participation notes, warrants and rights.
The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in non‑U.S. countries worldwide (e.g. stocks of a Brazilian construction company

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

issued in Brazilian Real). The Fund will be primarily invested in stocks with a minimum market capitalization at least as large as the capitalization of the smallest company in the benchmark index.
The Fund may invest up to 20% of its assets in ETFs to seek performance that corresponds to its benchmark index, particularly in emerging markets where it is otherwise difficult to gain access. As part of the investment process, the Sub‑Advisor takes ESG factors into account through an integrated approach within the investment team’s fundamental investment analysis framework.
ESG integration is defined by the Sub-Advisor as the systematic and explicit inclusion of material ESG factors into investment analysis and investment decisions by the Sub-Advisor. The Sub-Advisor’s ESG analysis framework focuses on the economic activities and operational conduct of all equity investments, and considers a range of ESG factors including, but not limited to, corporate governance, employee health and safety, human rights, and environmental management. ESG factors are used as part of the investment analysis for all equity holdings and inform the Sub-Advisor’s opinion on ESG risk levels and whether an investment’s business model appropriately embeds sustainability and ESG considerations. Companies with business models that have “very high” ESG risks are restricted from investment because the Sub-Advisor views such investments as unlikely to be sustainable in the long term.
The Sub-Advisor’s ESG integration approach includes proprietary ESG checklists, internal research, analysis and discussion, and ESG data from third party providers.
ESG engagement is defined by the Sub-Advisor as the interactions between the Sub-Advisor and current or potential investees (which may be companies and/or other stakeholders of relevance to the investees on ESG issues). ESG engagements are undertaken to gain insight and/or influence (or identify the need to influence) involving ESG practices and/or improve ESG disclosure, to the extent possible. The Sub-Advisor undertakes engagement activities on an on-going basis. The Sub-Advisor also votes all proxies in accordance with its fiduciary duty.
Investing for Temporary Defensive Purposes
The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if the Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.
Principal Risks
The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Sub‑Advisor makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up and you can lose money by investing in the Fund.
Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.
The principal risks of investing in the Fund is identified in the “Fund Summary” section of this Prospectus and is further described below.
Active Management Risk.    The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub‑Advisor and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.
Currency Risk.    Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
The Fund may be exposed to currency exchange risk where the assets and income are denominated in foreign currencies. Changes in exchange rates between currencies or the conversion from one currency to another may cause the value of the Fund’s investments to decline or increase. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the currency exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price, or result in penalties for the Fund, any of which may result in a loss to the Fund.

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Custodial Risk.    The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub‑custodians, in circumstances where the use of such sub‑custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.
ETF Risk.    The Fund may invest in shares of an ETF. The Fund indirectly pays a portion of the expenses incurred by the ETF, as well as its own expenses. The price movement of an ETF may not track the Fund’s benchmark index and may result in a loss.
Emerging Markets Risk.    The Fund may invest in less developed or emerging markets. These markets may be volatile and illiquid and the investments of the Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if the Fund is unable to acquire or dispose of a security. Additional significant risks include a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, or other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.
There may be less government supervision, legal regulation and less well defined tax laws and procedures than in countries with more developed securities markets. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. In addition, as a result of its investments in emerging markets, the Fund may be invested in securities of smaller companies that are riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.
Equity Market Risk.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment

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generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Foreign Risk.    Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information and less economic, political, environmental and social stability in these countries. Loss may also result from political, diplomatic, or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, confiscation of assets and property and other government restrictions; or from problems in registration, settlement or custody. The Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.
Liquidity Risk.    The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that the Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.
Because the Fund’s principal investment strategies involve foreign (non‑U.S.) securities and other securities with substantial market and/or credit risk, the Fund will tend to have relatively greater exposure to liquidity risk. Liquidity risk may be magnified in a rising interest rate environment, when credit

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quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk.    One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Valuation Risk.    The Fund’s assets are composed mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different to the estimated fair values of these investments.
Value Investing Risk.    Value stocks may not increase in price as anticipated by the Advisor if they fall out of favor with investors or the markets favor faster-growing companies.
Additional Risks
In addition to the principal investment risks described above, the Fund will generally be subject to the following additional, non‑principal risks:
ESG Strategy Risk.    The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. The incorporation of ESG factors into the investment analysis which can encourage a greater emphasis on long-term performance may result in the Fund’s forgoing near-term/short-term opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.
A company’s ESG performance or the Sub-Advisor’s assessment of a company’s ESG performance could vary over time to reflect changes in a company’s ESG performance, which could mean that a company could move from being an investment of the Fund to being divested due to ESG concerns, or conversely change from being previously considered not suitable for investment, to becoming investable. Where companies may subsequently be considered not investable for ESG reasons, there may be a delay such that the Fund is temporarily invested in such companies as the Sub-Advisor seeks to execute the transactions in an orderly manner to minimize the impact on the Fund. Although ESG information originates from a range of different sources, the assessment of ESG performance is ultimately subjective. As a result, there can be significant differences in interpretations of what it means for a company to qualify for investment. For instance, the Sub-Advisor may determine that a particular security has demonstrated sufficiently improving management and/or performance practices affecting the quality of its business related to the Sub-Advisor’s internal priority ESG considerations, such that the Sub-Advisor considers it is suitable to invest in, while another investor may have a different view.
Counterparty Risk.    The Fund may be subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Frontier Market Countries Risk.    Frontier market countries generally have smaller economies and even less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.
Investing in the European Union Risk.    Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The United Kingdom (UK) officially withdrew from the European Union on January 31, 2020. Upon the UK’s withdrawal from the European Union, the European Union and the UK entered into a transition phase, which concluded on December 31, 2020. On December, 24, 2020, the UK and the European Union agreed upon a Trade and Cooperation Agreement that was provisionally applied beginning on January 1, 2021 and which was formally approved by the European Union Parliament in April, 2021, becoming fully effective on May 1, 2021. The UK, European Union and broader global economy may still experience volatility in foreign exchange markets as a result of these events, which may impact Fund returns. The UK’s withdrawal may also destabilize some or all of the other European Union member countries and/or the Eurozone. These developments could result in losses to the Fund. The exit of additional member states from the European Union would subject its currency and banking system to increased risk. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments.
Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Fund’s investments as well as the ability of the Fund’s counterparties to fulfill their obligations.
Large Shareholder Transactions Risk.    The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
Liquidation Risk.    To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Non‑Diversified Fund Risk.    Because this Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.
Operational Risk.    The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Advisor, Sub‑Advisor, transfer agent, custodian or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.
Regulatory Risk.    Entities that are part of banking organizations, such as the Advisor and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Advisor and its affiliates from engaging in certain trading activities, which may adversely impact the Fund. For example, the so‑called “Volcker Rule” prohibits the Advisor and its affiliates from engaging in certain trading activities. The Fund may be adversely impacted by this rule if the Advisor or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent the Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

Management

Investment Advisor
The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 86,000 people who serve more than 17 million personal, business, public sector, and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. As of December 31, 2021, the Advisor’s investment team managed approximately $63.2 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the advisory services the Advisor provides, the Fund will pay a fee (expressed as a percentage of average daily net assets) of 0.80%:
Under the terms of the Investment Advisory Agreements for the Fund between the Trust and the Advisor, the investment advisory services of the Advisor to the Fund are not exclusive. The Advisor is free to, and does, render investment advisory services to others.
The Investment Advisory Agreement for the Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.
The Investment Advisory Agreement may be terminated with respect to the Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms set forth in the Prospectus through July 31, 2023.
The expense limitation agreement for the Fund excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of

Management

governments and its agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses previously waived or reimbursed for a period of 3 years from the date of such waiver or reimbursement, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Information regarding the factors considered by the Board of Trustees of the Fund in connection with the most recent approval of the Investment Advisory Agreements with the Advisor is provided in the Fund’s Semi-Annual Report for the six months ended September 30, 2021.
The Advisor provides certain administrative services necessary for the operation of the Fund, including among other things, (i) providing office space, equipment and facilities for maintaining the Fund’s organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to the Fund’s shareholders, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s Advisor, Quasar Distributors, LLC (the “Distributor”), custodian, independent accountants, legal counsel and others.
Additional Payments.    The Advisor may make payments, out of its own resources and at no additional cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.
Conflicts of Interest Risk.    An investment in the Fund may be subject to actual or potential conflicts of interest. For example, the Advisor, Sub‑Advisor, and/or their affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side‑by‑side management of Funds and other client accounts. The Advisor, Sub‑Advisor, and/or their affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of the Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Management

Investment Sub‑Advisor
The Fund is sub‑advised by RBC Global Asset Management (UK) Limited. The Sub‑Advisor is a wholly-owned subsidiary of RBC, which is the parent company of the Advisor. The Sub‑Advisor is located at 77 Grosvenor Street, London, W1K 3JR, United Kingdom. The Sub‑Advisor has been registered with the SEC as an investment adviser since September 2013, and is authorized and regulated by the UK Financial Conduct Authority. The Sub‑Advisor employed 86 individuals and had $72 billion in assets under management as of December 31, 2021.
The Sub‑Advisor is paid by the Advisor out of the advisory fee the Advisor is paid by the Fund.
Information regarding the factors considered by the Board of Trustees of the Fund in connection with the most recent approval of the Investment Advisory Agreements with the Advisor and Sub‑Advisory Agreements with the Sub‑Advisor for the Fund is provided in the most recent Semi-Annual Report.

Management

Portfolio Manager
The Sub‑Advisor is responsible for the overall management of the Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Fund’s portfolios. The individual primarily responsible for the day‑to‑day management of the Fund’s portfolios is set forth below:

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
Laurence Bensafi	Senior Portfolio Manager, Deputy Head, Emerging Markets Equity	Lead since 2018	21	Magistère d’Economiste Statisticien & D.E.S.S. Statistique et Économétrie; CFA Charterholder	Senior Portfolio Manager, Deputy Head, Emerging Markets Equity of the Sub‑Adviser, since 2013; Head, Emerging Markets Equity, Aviva Investors, 2005 to 2012.
Additional information about the portfolio manager’s compensation arrangements, other accounts managed by the portfolio manager, as applicable, and the portfolio manager’s ownership of securities of the funds they manage is available in the Fund’s SAI.

Shareholder Information

Pricing of Fund Shares
How NAV Is Calculated.    The NAV is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

1.	NAV is calculated separately for each class of shares.

2.	You can find the Fund’s NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.com or by calling 1‑800‑422‑2766.

NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding
The per share NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).
Your order for purchase, sale or exchange of shares is generally based on the next applicable price calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of the Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV, plus any applicable sales charge, calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV, plus any applicable sales charge, calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.
You may purchase, redeem, or exchange shares of the Fund on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Fund are disrupted as well. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.
Because the Fund may own securities that are primarily listed on foreign exchanges which may trade on days when such Funds do not price their shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem shares.

Shareholder Information

Valuation of Portfolio Securities.    On behalf of the Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Fund’s securities are generally valued at current market prices. In accordance with the Fund’s pricing and valuation procedures, fixed income securities are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. In general, when the market value of a portfolio security is readily available, the Fund will rely on independent pricing services or market quotes from independent broker-dealers to determine the market value of portfolio securities. The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non‑exchange traded derivatives are generally priced using valuations provided by independent pricing vendors. Prices obtained from pricing vendors utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional‑size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open‑end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.
In addition, the Fund has procedures in place to fair value on a daily basis foreign equity securities traded in countries outside North American and South American Time Zones in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Fund receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price.
The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board approved “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include, but are not limited to,

Shareholder Information

the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that the Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for investing in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and the Value Time. “Fair value” is deemed to be the amount that the Fund might reasonably expect to receive for the security upon its current sale. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.
Investments initially valued in currencies other than the U.S. Dollar are converted to the U.S. Dollar using foreign exchange rate quotations received from a pricing vendor as of the Value Time on each Value Date. The value of securities traded in markets outside the United States may be affected on a day that is not a Value Date and an investor is not able to purchase, exchange or redeem shares of the Fund.
Investment Minimums
You may purchase shares of the Fund through the Fund’s Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement plans, there is no minimum requirement for initial investment in the Fund. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut‑off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Minimum Initial Investment
Class A Shares	Amount
Regular Account	$1,000
IRA	$250

Minimum Subsequent Investment
Amount
Class A Shares	None

1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through

Shareholder Information

the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

2	For more information about Institutional Investors and Eligible Investors see “Additional Policies About Transactions” below.
Additional Policies About Transactions
The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.
The Fund may waive its minimum purchase requirement. The Fund, the Distributor, the Advisor or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders. The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Telephone Purchase, Exchange and Redemption Privileges.
Shareholders who open accounts with the RBC Funds can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Fund, the Fund’s representative may request personal identification and may record the call. IRA account holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
Class A Eligibility.    Class A shares are offered by the Fund, and are available to investors who meet the minimum initial investment requirements. There is a $1,000 minimum initial investment requirement for Class A shares ($250 minimum for IRA accounts) and no minimum required for additional investments.
IRA and Keogh Account Maintenance Fees.    A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a

Shareholder Information

particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time. Additionally, a $25 fee will be imposed on non‑periodic withdrawals or terminations from IRAs and Keogh plans.
Corporations, Trusts and Other Entities.    Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens.    Shares of the Fund are generally offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non‑U.S. citizens or non‑resident aliens.
Anti-Money Laundering Procedures.    Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we may reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

Shareholder Information

Instructions for Opening an Account
If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation.
You may purchase shares directly from the Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Fund’s transfer agent at 1‑800‑422‑2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	Initial Purchases and All Correspondence RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check.

3. Mail or courier application and payment to the applicable address above.

4.  The Fund do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number	To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver overnight your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire as indicated here. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wiring system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	1‑800‑422‑2766 (all Classes) or www.rbcgam.com	If you already have an account with us and your account is authorized for telephone and/or Internet transaction privileges, you may open an account in all RBC Funds except the following: U.S. Government Money Market Fund (RBC Institutional Class 2 and RBC Investor Class). The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets	Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Shareholder Information

Instructions for Purchasing and Adding to Your Shares
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1‑800‑422‑2766	If you elected telephone options on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to the Fund’s deadline, your shares will be purchased at the net asset value, plus any applicable sales charge, calculated on the day your order is placed.

By Mail	Subsequent Purchases – Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Subsequent Purchases – Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207
1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:
• Account name and account number
• Fund name
• Share class
2. Make check payable to “RBC Funds” and include your account number on the check.
3. Mail or courier stub and payment to the applicable address above.

4.  The Fund do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA# 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds Shareholder Name and Account Number
Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Fund by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

Automatic Investment Plan	You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre‑established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

Shareholder Information

You can also add to your account by using the convenient options described below. The Fund reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
Automatic Investment Plan
Once your account has been established, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1‑800‑422‑2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of the Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre‑authorized bank account via ACH, have distributions reinvested in the Fund, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution.
If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

Shareholder Information

Selling Your Shares

You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or non‑Medallion program member is required to redeem shares in the following situations:

•	If you are requesting a change in ownership on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non‑financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Please refer to “Additional Policies on Selling Shares (Redemptions)” below.
The Fund reserves the right to amend its redemption policies. Shareholders will be notified of changes.

Shareholder Information

Instructions for Selling Shares (Redemptions)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1‑800‑422‑2766	You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.

3.  The Fund do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	Redemption proceeds may be wired to your pre‑identified bank account. A $15 fee may be deducted from your redemption proceeds for complete and share redemptions. In the case of a partial redemption, the fee of $15 may be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Fund will normally wire the money on the following business day. If the Fund receive your request after 4:00 p.m. Eastern time, the Fund will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

Systematic Withdrawal Plan (Class A shares only)
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the account application or contact the transfer agent for further instructions. Depending upon how long you have held your shares, contingent deferred sales charges may apply.

Shareholder Information

Additional Policies on Selling Shares (Redemptions)
For accounts held directly with the Fund, the length of time that the Fund typically expect to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expect to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Fund. For payment by check, the Fund typically expect to mail the check within two business days following receipt of the redemption order by the Fund.
For accounts held through a financial intermediary, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Fund. For payments that are made to your financial intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Fund. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to

Shareholder Information

10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. The delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
Redemption in Kind.    The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90‑day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Fund do not routinely use redemptions in‑kind, the Fund reserve the right to use redemptions in‑kind to manage the impact of large redemptions on the Fund. Redemption in‑kind proceeds will typically be made by delivering a pro‑rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Minimum Account Size for Class A Shares.    You must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000 for Class A shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contact you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size.

Shareholder Information

Exchanging Your Shares
If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Fund and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the following: U.S. Government Money Market Fund (RBC Institutional Class 2 and RBC Investor Class).

By Telephone	1‑800‑422‑2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

3.  The Fund do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Monthly Exchanges	You may authorize monthly exchanges from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Shareholder Information

Additional Policies on Exchanges
With the exception of exchanges to or from the U.S. Government Money Market Fund (whose shares are offered through another prospectus) and Class I shares exchanges into Class R6 shares (as noted below), the share class must be the same in the two funds involved in the exchange. Except for exchanges of Class A shares of the RBC Short Duration Fixed Income Fund or RBC Ultra-Short Fixed Income Fund (% which shares are offered through another prospectus) into Class A shares of any other RBC Fund, no front‑end sales charge will be assessed. Because Class A shares of the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund are not subject to a front‑end sales charge, you will be subject to the payment of a sales charge at the time of exchange into Class A shares of any other RBC Fund based on the amount that you would have owed if you directly purchased Class A shares of that RBC Fund (less any sales charge previously paid in connection with shares exchanged for such shares of the RBC Short Duration Fixed Income Fund or RBC Ultra-Short Fixed Income Fund, as applicable). In addition, purchases of Class A shares of the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund are not included in the calculations of rights of accumulation and other reductions of sales charges applicable to purchases of other RBC Funds. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to the U.S. Government Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares, Class I shares of that Fund may be exchanged for Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares are met. You should review the prospectus of the fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.
Additional Shareholder Services
Services for the following types of accounts are also available to shareholders. Please call 1‑800‑422‑2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts

•	TOD Accounts

•	Accounts for corporations, partnerships and retirement plans

•	Coverdell Education Savings Accounts

•	Traditional IRA accounts

•	Roth IRA accounts

•	Simplified Employee Pensions

Shareholder Information

Telephone Services.    Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
Shareholder Mailings.    To help lower operating costs, the Fund attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semi-annual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1‑800‑422‑2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of the Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Fund for costs associated with it.
Restriction and Rejection of Purchase or Exchange Orders.    The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for

Shareholder Information

that account may be suspended. In applying these exchange limits, the Fund may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre‑established exchange, asset allocation or dollar cost averaging programs.
Financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Fund receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.
If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Fund, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Fund by that investor or through that intermediary. As stated above, the Fund reserve the right to restrict or reject a purchase order for any reason without prior notice. The Fund also reserves the right to terminate an investor’s exchange privilege without prior notice.
Risks Presented by Excessive Trading Practices.    Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Fund and its agents to prevent market timing, there is no guarantee that the Fund will be able to prevent all such practices. For example, the Fund receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Fund being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Fund and its agents are unable to curtail excessive trading practices in the Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.
For the Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. The RBC Funds have procedures designed to adjust

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closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk.
To the extent that the Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI. The Fund also makes certain portfolio securities information available on its website which is accessed by using the Fund’s link at www.rbcgam.com. Within 15 calendar days of month‑end, the Fund’s top ten holdings and related weightings, the total number of Fund holdings and the Fund’s sector/industry weightings (all as of month‑end) are posted until replaced by the next month’s information. Within 10 business days of fiscal quarter‑end, the Fund’s portfolio holdings and its weightings are posted until replaced by the next quarter’s information. In addition, the Fund’s portfolio holdings as of the most recent first and third fiscal quarter‑end as filed on Form N‑PORT are posted on the Fund’s website.
Distribution Arrangements/Sales Charges
This section describes the sales charges and fees you will pay as an investor in the share classes offered by the Fund and ways to qualify for reduced sales charges.

Class A

Sales Charge (Load)	Maximum sales charge of 5.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.

Distribution and Service (12b‑1) Fee	0.25%*

Fund Expenses	Higher annual expenses than Class I shares.

*	Under the 12b‑1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of the Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

Shareholder Information

The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of shares is more appropriate for you.
Front‑End Sales Charges.    Front‑end sales charges are imposed on sales of Class A shares. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below.) This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) through “one‑stop” mutual fund networks, (iii) through trust companies and banks acting in a fiduciary, advisor, agency, custodial or similar capacity, or (iv) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front‑end sales charges. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front‑end sales charge that is paid to dealers expressed as a percentage of the offering price of the Fund’s shares.

	Sales Charges as a Percentage of				Dealer Concession as a Percentage of Offering Price
For Purchases:	Offering Price		Net Amount Invested
Less than $25,000	5.75%		6.10%		5.00%
$25,000 — $49,999.99	5.00%		5.26%		4.25%
$50,000 — $99,999.99	4.50%		4.71%		3.75%
$100,000 — $249,999.99	3.50%		3.63%		2.75%
$250,000 — $499,999.99	2.50%		2.56%		2.00%
$500,000 — $749,999.99	2.00%		2.04%		1.60%
$750,000 — $999,999.99	1.50%		1.52%		1.20%
$1,000,000 and over	0.00%	*	0.00%	*	1.00%

*	A 1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge,” below.
Reducing the Initial Sales Charge on Purchases of Class A Shares
Combining Accounts of Family Members.    You may combine accounts in RBC Funds Class A shares of the Fund listed in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund) in order to qualify for a reduced sales charge (load). The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

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•	Single-participant retirement plan accounts owned by you or your immediate family

•	Trust accounts established by you or your immediate family
You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.
Letter of Intent.    By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13‑month period. The LOI will apply to all purchases of RBC Funds Class A shares of the Fund in this Prospectus and all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund). Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13‑month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with RBC Funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Rights of Accumulation.    For the purpose of qualifying for the lower sales charge rates that apply to larger purchases, you may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of all other RBC Funds Class A shares offered in separate prospectuses (except for Class A shares of the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund). The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own. You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction. PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

Shareholder Information

Contingent Deferred Sales Charges.    A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front‑end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.
Waiving Contingent Deferred Sales Charges (Class A Shares).    The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	Redemptions due to death or disability of the shareholder.

•	Redemptions due to the complete termination of a trust upon the death of the trust or/grantor or beneficiary.

•	Tax‑free returns of excess contributions to IRAs.

•
Permitted exchanges of shares between funds. (However, if shares acquired in the exchange are subsequently redeemed within the period during which a contingent deferred sales charge would have applied to the initial shares purchased, the contingent deferred sales charge will not be waived.)

The contingent deferred sales charge on Class A shares may also be waived in the following two cases, if together such transactions do not exceed 12% of the value of an account annually:

•	Redemptions through a systematic withdrawal plan.

•	Redemptions due to receiving required minimum distributions (“RMD”) from retirement accounts upon reaching RMD age.
The Fund does not provide additional information on sales charges on its website because the information is contained in the Prospectus, which is available on the Fund’s website at www.dfinview.com/usrbcgam.
Distribution and Service (12b‑1) Fees
The Fund has adopted a plan under Rule 12b‑1. 12b‑1 fees paid pursuant to the plan compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because 12b‑1 fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Class A shares may pay a 12b‑1 fee of up to 0.50% of the average daily net assets attributable to Class A shares of the Fund. Up to 0.25% of this fee may be used for shareholder servicing. Under the 12b‑1 Plan, Class A is authorized to pay directly or reimburse the Distributor in connection with the distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of

Shareholder Information

the Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for 12b‑1 fees for Class A shares.
Shareholder Servicing Plan
The Trust has adopted a Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A shares of the Fund to pay service fees to firms that provide shareholder services (“Intermediaries”). Under the Servicing Plan, if an Intermediary provides shareholder services, including but not limited to responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder servicing fees to the Intermediary at an annual rate not to exceed 0.15% of the average daily value of net assets of the relevant share class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Dividends, Distributions and Taxes
Dividends and Distributions.    The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually, generally in December. The Fund will distribute net realized capital gains, if any, at least annually, generally in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Annual Statements.    Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “Buying a Dividend.”    At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax Considerations.    The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary

Shareholder Information

income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
Sale or Redemption of Fund Shares.    You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. The Fund is required to report to you and the Internal Revenue Service annually on Form 1099‑B not only the gross proceeds of Fund shares you sell or redeem but also its cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on its federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax‑advantaged retirement accounts will not be affected.
Medicare Tax.    An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding.    By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so.

Shareholder Information

State and Local Taxes.    Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.
Non‑U.S. Shareholders.    Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Fund is vested in the Board of Trustees.

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance for the past five fiscal years of the Fund’s operation, or since the Fund’s inception if less than five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited (except for the period ended September 30, 2021, which is unaudited) by PricewaterhouseCoopers LLP , whose Report of the Independent Registered Public Accounting Firm, along with the Fund’s financial statements, is included in the Fund’s Annual Report. The Fund’s unaudited financial statements for the semiannual period ended September 30, 2021 appear in the Fund’s Semi-Annual Report dated September 30, 2021. The Fund’s Annual Report and Semi-Annual Report are available free of charge at www.dfinview.com/usrbcgam or by calling 1‑800‑422‑2766.

Financial Highlights

RBC Emerging Markets Value Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class I
Six Months Ended 9/30/21 (Unaudited)	$11.22	0.14		(0.45)	(0.31)	—	—	—	$10.91
Year Ended 3/31/21	6.42	0.08		4.76	4.84	(0.03)	(0.01)	(0.04)	11.22
Year Ended 3/31/20	8.74	0.33	(b)	(2.31)	(1.98)	(0.34)	—	(0.34)	6.42
Year Ended 3/31/19	10.17	0.21		(1.44)	(1.23)	(0.18)	(0.02)	(0.20)	8.74
Period Ended 3/31/18(c)	10.00	0.02		0.15	0.17	—	—	—	10.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63%, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(c)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

Financial Highlights

RBC Emerging Markets Value Equity Fund (cont.)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Six Months Ended 9/30/21 (Unaudited)	(2.94	%)(b)	$65,434	0.95	%(c)	2.43	%(c)	1.30	%(c)	15%
Year Ended 3/31/21	75.61%		40,956	0.95%		0.79%		1.97%		68%
Year Ended 3/31/20	(23.71%)		1,762	0.95%		3.91	%(d)	6.68%		71%
Year Ended 3/31/19	(12.04%)		2,245	0.77	%(e)	2.35%		7.02%		75%
Period Ended 3/31/18(f)	1.90	%(b)	2,543	1.11	%(c)	1.75	%(c)	9.98	%(c)	27%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	Not annualized.

(c)	Annualized.

(d)	Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63%, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(e)	Beginning July 2, 2018, the net operating expenses were contractually limited to 0.95% of average daily net assets for Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2019.

(f)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

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For more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports):
The Fund’s Reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI):
The Fund’s SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the Reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund, or contacting the Fund at:
RBC Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1‑800‑422‑2766
You may also visit the Fund’s website at www.dfinview.com/usrbcgam for a free copy of the Fund’s Prospectus, SAI or Reports.
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811‑21475.	4/22